Annual Shareholder Meeting May 2020 Murphy USA Inc. 1

Cautionary statement This presentation contains forward-looking statements. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements include, but are not limited to, the volatility and level of crude oil and gasoline prices, the pace and success of our expansion plan, our relationship with Walmart, political and regulatory uncertainty, uncontrollable natural hazards, and adverse market conditions or tax consequences, among other things. For further discussion of risk factors, see “Risk Factors” in the Murphy USA registration statement on our latest form 10-Q and 10-K. Murphy USA undertakes no duty to publicly update or revise any forward-looking statements. The Murphy USA financial information in this presentation is derived from the audited and unaudited consolidated financial statements of Murphy USA, Inc. for the years ended December 31, 2019, 2018, 2017, 2016, and 2015. Please reference our most recent 10-K, 10-Q, and 8-K filings for the latest information. If this presentation contains non-GAAP financial measures, we have provided a reconciliation of such non-GAAP financial measures to the most directly comparable measures prepared in accordance with U.S. GAAP in the Appendix to this presentation. Christian Pikul, CFA Vice President of Investor Relations and FP&A Office: 870-875-7683 Christian.pikul@murphyusa.com Murphy USA Inc. 2

Raising the bar on shareholder value proposition MUSA High and Low Closing Share Price with Annual Set the Bar Raise the Bar Average by Year Since Spin Spin to 2018 2019 to 2023 As of 4/30/2020 TSR: 14% CAGR TSR: 15+% CAGR $130 2013 2018 2019 2023 $121 $120 $115 Adjusted $340 $412 $423 $500+ $110 EBITDA $103 $100 Shares Outstanding 46.8 32.3 30.5(1) 27.3(2) $89 (MM) $90 $90 $79 $81 $80 EV/EBITDA 6 9 10 10+ $73 $77 $81 Multiple(3) $69 $70 $70 $74 $67 (1) Reflects 2019 ending share count $61 $60 $63 (2) Illustrative view of 2023 if 5.0 mm shares repurchased $61 from 2019-2023; Repurchased 1.4 mm shares in 2020 High (3) High achieved at referenced year’s Adjusted EBITDA $50 $46 $50 $54 $49 Avg $40 $41 Low $36 $38 $30 2013 2014 2015 2016 2017 2018 2019 2020 TSR 2013 2014 2015 2016 2017 2018 2019 2020 CAGR(4) 17% 13% 11% 11% 14% 16% 15% NA (4) Annual average to 2020 YTD average Murphy USA Inc. 3

Creating value through a simple formula – and executing MUSA Value Creation Drivers Strategy Levers Build/Rebuild • Build high-return 2,800 sq. ft. NTIs Organic in target markets Growth assets where • Convert high-performing kiosks to we have a 1,400 sq. ft. stores * right to win • Manage portfolio for long-term Fuel • Grow fuel volume/share profitably Contribution ‒ Price with Excellence + Increase ‒ Optimize supply chain productivity of • Accelerate merchandise sales EPS Growth Fuel existing stores ‒ Sustain tobacco leadership Breakeven to grow ‒ Enhance non-tobacco offers competitive and capabilities - advantage • Maintain cost leadership ‒ Extend Opex effectiveness Corporate ‒ Optimize and scale SG&A Costs / Continue capital • Grow free cash flow with earnings Shares allocation • Leverage balance sheet discipline to opportunistically Outstanding • Buyback shares with discipline grow company Murphy USA Inc. 4

Gaining momentum despite COVID-19 challenges MUSA’s Advantage Proof Points March April • LTD (1) Fuel Gallons (2) – MUSA ▼ 30% +17% ▼ 28% +21% Customer – Market ▼ 47% ▼ 49% Distinct Footprint Traffic • LTD Merch Transactions (2) – MUSA ▼ 17% +11% ▼ 12% +12% – Market ▼ 28% ▼ 24% • LTD Tobacco Sales (2) – MUSA ▲ 11% +18% ▲ 18% +18% Merchandise – Market ▼ 7% ▲ 0% Enhanced Offer Strength • LTD Non-Tobacco Sales (2) – MUSA ▼ 8% +15% ▲ 14% +21% – Market ▼ 23% ▼ 7% Operational • NTI and R&R On-Track • 13 (no delays) • 15 (1 minor delay) Agile Supply Chains Excellence • In-Stock (3) • 99.2% • 99.3% Loyal • Customer Satisfaction Scores (4) • 76% • 79% Engaged Associates Customers • BGCA Round-Up Campaign • $500K Pledge • $600K Raised • Book Cash Balance ($mm) • $200 (as of 3/31) • $210 (as of 4/30) Resilient Business Strong Liquidity • Debt: Model & Performance – 5.625% Notes Price • $97.98 • $103.95 – 4.75% Notes Price • $93.75 • $102.97 (1) LTD is Last Ten Days of Month average versus prior year (3) Top 10 Cigarette SKUs (2) Market Sources: Fuel - OPIS Demand Pro, WE 3/28/20 & 4/11/20; Merchandise - PDI Insights Cloud, WE 3/28/20 & 4/19/20 (4) SMG COVID-19 Analysis, 4/24/20 Murphy USA Inc. 5

Appendix Murphy USA Inc. 6

2020 guidance 2019 Guidance Range 2019 Actual Results 2020 Guidance Range Organic Growth New Stores 15-20 17 Up to 30 Raze and Rebuilds 20-25 27 Up to 25 Fuel Contribution Retail fuel volume per store (K gallons APSM) 240 to 245 248 Withdrawn Fuel Breakeven Merchandise contribution ($ Millions) $410 to $415 $419 $430 to $435 Retail station Opex excluding credit cards Flat to +2% +2.0% Up 1% to 3% (APSM % YOY change) Corporate Costs SG&A ($ Millions per year) $145 to $150 $145 $150 to $155 Effective Tax Rate 24% to 26% 24.0% 24% to 26% Capital Allocation Capital expenditures ($ Millions) $225 to $275 $215 $225 to $275 7 Murphy USA Inc. 7

Non-GAAP adjusted EBITDA reconciliation Year Ended December 31, (Millions of dollars) 2013 2014 2015 2016 2017 2018 2019 Net Income $ 235.0 $ 243.9 $ 176.3 $ 221.5 $ 245.3 $ 213.6 $ 154.8 Income taxes 100.1 116.4 80.7 130.5 (5.2) 60.3 47.6 Interest expense, net of interest income 13.4 36.4 31.4 39.1 45.4 51.4 51.7 Depreciation and amortization 74.1 79.1 86.6 98.6 116.9 134.0 152.2 EBITDA $ 422.6 $ 475.7 $ 375.0 $ 489.8 $ 402.4 $ 459.3 $ 406.3 Net settlement proceeds - - - - - (50.4) (0.1) Accretion of asset retirement obligations 1.1 1.2 1.5 1.7 1.8 2.0 2.1 (Gain) loss on sale of assets (6.0) (0.2) 4.7 (88.2) 3.9 1.1 (0.1) Loss on early debt extinguishment - - - 14.8 Other nonoperating (income) expense (0.2) (10.2) 0.5 (3.1) (2.2) (0.2) (0.4) (Income) loss from discontinued operations, net of taxes (80.9) (20.9) (38.7) - - - - Adjusted EBITDA $ 336.6 $ 445.7 $ 342.9 $ 400.1 $ 405.9 $ 411.8 $ 422.6 Murphy USA Inc. 8

Non-GAAP Adjusted EBITDA Reconciliation 2020 and 2023 – GAAP to non-GAAP Reconciliation (Millions of dollars) Calendar Year 2020 Calendar Year 2023 Net Income $162 $175 Income taxes $55 $59 Interest expense, net of interest income $51 $44 Depreciation and amortization $171 $221 Other operating and nonoperating, net $1 $1 Adjusted EBITDA $440 $500 For purposes of this reconciliation, the midpoint of a range for each reconciling item was used, and therefore actual results for each of these reconciling items is expected to be higher or lower than the amounts shown above. The size of the ranges varies based on the individual reconciling item and the assumptions made. Murphy USA Inc. 9